UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2015

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 High Street, Des Moines, Iowa	50392
(Address of principal executive offices)	(Zip Code)

(515) 247-5111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 13, 2015, Principal Financial Group, Inc. issued a press release announcing that it had issued notices to redeem all outstanding shares of its 5.563% Series A Non-Cumulative Perpetual Preferred Stock (OTC:  PFGZP, CUSIP No. 74251V201) (“Series A Preferred Stock”) and all outstanding shares of its 6.518% Series B Non-Cumulative Perpetual Preferred Stock (NYSE:  PFG-B, CUSIP No. 74251V300) (“Series B Preferred Stock”).  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K does not constitute a notice of redemption under the certificates of designation governing the Series A Preferred Stock and Series B Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Principal Financial Group, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

Date: May 13, 2015	By:	/s/ Terrance J. Lillis
Terrance J. Lillis
Executive Vice President and Chief Financial Officer

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